Investment Company Act file number 811-08652

Croft Funds Corporation

(Exact name of registrant as specified in charter)

Canton House, 300 Water Street

Baltimore, Maryland 21202

 (Address of principal executive offices)(Zip code)

Mr. Kent Croft

Canton House, 300 Water Street

Baltimore, Maryland 21202

(Name and address of agent for service)

With copy to:

JoAnn M. Strasser, Esquire

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Registrant's telephone number, including area code: (800) 746-3322

Date of fiscal year end: April 30

Date of reporting period: April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Croft Value Fund

Class I Shares (CIVFX)

Class R Shares (CLVFX)

&

Croft Income Fund (CLINX)

ANNUAL REPORT

April 30, 2013

Dear Shareholder:

The Croft Value Fund continues to be managed under the same value-oriented philosophy in combination with contrarian idea generation.  Our investment strategy is to seek stocks that, in our opinion, are trading at $0.60 on the dollar with long-term price appreciation potential and low portfolio turnover. We look for companies that have underappreciated potential catalysts, relatively low price-to-earnings (P/E) ratios with superior long-term earnings growth, and contrarian ideas that have fallen out of favor with the market but still have relatively strong underlying prospects.

The Croft Value Fund’s underperformance compared to the S&P 500 Index was in large part due to our relative exposure to the materials sector.  A combination of a stronger dollar and easy monetary policy globally hurt certain companies exposed to mining and agriculture, but also provided an opportunity to modify positions in investments with attractive underlying fundamentals on a longer-term time horizon.  Our focus remains finding and taking advantage of these opportunities in an effort to build value in our portfolio over time.  In fact, we are seeing this happen with previous out-of-favor investments in natural gas and telecommunications.  We increased our exposure in these areas when we saw attractive long-term fundamentals overcome by near-term uncertainties.

We believe that there are investment opportunities in agriculture as increasing global demand for food and a finite supply of land will result in profits for well-situated companies.  Those who play a role in helping to solve this dilemma will see greater demand for their products and services.  We feel that near term commodity price volatility has resulted in an attractive entry point for long-term investment.

The advantages bestowed upon the US from our abundant and low-cost natural gas resources can drive the domestic economy and reinvigorate domestic industry for years to come, creating jobs, wealth, and security.  The US is by far the global leader in natural gas extraction due to superior technology, expertise, and established infrastructure.  These advantages have led to enormous gains in our nation’s natural gas supplies as resources previously thought to be unrecoverable can now be extracted profitably due to innovation.  With supply recently outpacing domestic demand, the standard unit of natural gas currently costs $4 in the US whereas the equivalent energy content in the form of crude oil costs roughly $15.  Over time, this energy arbitrage will shift more consumption towards natural gas. Coupled with over a century’s worth of known domestic supply (plus incremental supply in Canada), the stage has been set for natural gas to revolutionize North American industries ranging from transportation, manufacturing, chemicals, electricity, steel, energy exporting, refining, and many more.

Despite being in the fourth year of an equity bull market, we feel that US companies’ balance sheets are solid and equity valuations are reasonable, and we believe that we are paying low prices for attractive long-term assets.  We think the prospects for the Croft Value Fund for the next couple of years are bright.

Thank you for your investment in the Croft Value Fund.

Sincerely,

Kent Croft

President

Dear Shareholder:

Since the end of 2008 when the federal funds rate was cut to nearly zero, fixed income investors have had to walk a narrow line in search of yield while avoiding the risk inherent to longer-dated debt when interest rates inevitably rise.   In July 2012, the nominal yield of 10 year treasuries dipped below 1.4%, a level not seen in over 50 years.  Similarly, the 30 year dipped below 2.5%.  Quantitative easing by the Federal Reserve continues to put pressure on rates.  When factoring in inflation, fixed income investors are essentially accepting negative real yields.  By April 2013, the 10 year was up over 20 basis points to over 1.6%, and the 30 year was up over 35 basis points to over 2.8%.  While these changes are arguably not alarming on an absolute basis, on a percentage basis this is a 15% difference.  In March 2013, rates were actually over 2.1% and 3.2% respectively.  In short, fixed income markets are in a state that can change quickly and drastically.  Many fixed income investors fear the “great rotation” out of bonds and into equities.

Many corporations have taken advantage of these low rates and improved their financial situation.  Well-managed companies have strengthened their balance sheets, raised cash levels, taken advantage of lower borrowing costs, and increased market confidence in their debt obligations.  The Croft Income Fund concentrated on these types of companies, whose improving situations help compensate for the low yield environment.  However, long-term corporate bonds are very expensive, and we have lessened this risk by continuing to shorten the maturity of our portfolio.

The Croft Income Fund’s underperformance compared to the Barclays Capital Intermediate US Government/Credit Bond Index in the fiscal year was largely attributable to an increased cash position along with investments in shorter duration securities as compared to the benchmark.  We did, however, establish new positions in intermediate-term debt of companies with improving financial situations as well as close out longer-dated positions.  The Croft Income Fund has been able to generate current yield while lowering the risk associated with rising interest rates and maintains a cash reserve to capitalize on an improved investing environment for fixed income securities.  Our strategy has caused an underperformance throughout the year, but we feel we are well situated for the future.  Reaching for yield could prove to be quite risky going forward, and we have avoided the temptation to do so.

The weighted average maturity of the portfolio has decreased to 2.4 years from 3.5 years and the weighted average duration has decreased to 2 years from 2.8 years last year.  We continue to manage the Croft Income Fund credit risk through industry diversification and individual company analysis.

Thank you for your investment in the Croft Income Fund.

Sincerely,

Kent Croft

President

Croft Value Fund - Class R
Performance Illustration
April 30, 2013 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since May 1, 2003*

30,000
25,000
20,000
15,000
10,000
5,000
0
May-03
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12
Apr-13
CLVFX (Class R)
S&P 500 Index
S&P 500 Value Index

Annual Fund Operating Expenses: **

Operating Expenses                                    1.30%

Less Waivers/Reimbursements                  0.00%

Net Annual Fund Operating Expenses        1.30%

Average Annual Total Returns

For the Periods Ended April 30, 2013

                       Croft Value Fund - Class R          S&P 500 Index       S&P 500 Value Index

1 Year                             11.82%                              16.89%                          20.39%

3 Year                               8.28%                              12.79%                          12.10%

5 Year                               2.22%                                5.21%                            3.70%

*This chart assumes an initial investment of $10,000 made on May 1, 2003.

**  For the period of May 1, 2012 through August 30, 2013, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Value Fund’s - Class R shares to limit the overall expense ratio to 1.47% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Value Fund’s – Class R shares average net assets.  The Value Fund's - Class R shares total gross annual operating expenses, including underlying funds is 1.30%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

Croft Value Fund - Class I
Performance Illustration
April 30, 2013 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since August 1, 2012*

14,000
13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
Aug-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
CIVFX (Class I)
S&P 500 Index
S&P 500 Value Index

Annual Fund Operating Expenses: **

Operating Expenses                                   1.04%

Less Waivers/Reimbursements                 0.00%

Net Annual Fund Operating Expenses       1.04%

Average Annual Total Returns

For the Period August 1, 2012 (inception) through April 30, 2013

                            Croft Value Fund - Class I       S&P 500 Index      S&P 500 Value Index

Since Inception                   15.96%                          17.81%                         22.15%

*This chart assumes an initial investment of $10,000 made on August 1, 2012.

** The Fund's total gross annual operating expenses, including underlying funds is 1.04%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

Croft Income Fund
Performance Illustration
April 30, 2013 (Unaudited)

Cumulative Performance Comparison of $10,000 Investment Since May 1, 2003*

20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
May-03
Oct-03
Apr-04
Oct-04
Apr-05
Oct-05
Apr-06
Oct-06
Apr-07
Oct-07
Apr-08
Oct-08
Apr-09
Oct-09
Apr-10
Oct-10
Apr-11
Oct-11
Apr-12
Oct-12
Apr-13
CLINX
Barclays

Annual Fund Operating Expenses: **

Operating Expenses                                            1.52%

Less Waivers/Reimbursements                         (0.42)%

Net Annual Fund Operating Expenses                1.10%

Average Annual Total Returns

For the Periods Ended April 30, 2013

                                                                       Barclays Capital Int. US

                               Croft Income Fund        Govt./ Credit Bond Index

1 Year                              2.56%                                  3.23%

3 Year                              3.67%                                  4.66%

5 Year                              4.20%                                  4.89%

10 Year                            4.43%                                  4.48%

*This chart assumes an initial investment of $10,000 made on May 1, 2003.

**  For the period of May 1, 2012 through August 30, 2013, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Income Fund to limit the overall expense ratio to 1.10% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Income Fund’s average net assets. The Fund's total gross annual operating expenses, including underlying Funds is 1.56%.

Past Performance does not guarantee future results.

Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 746-3322.

CROFT VALUE FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

CROFT INCOME FUND

PORTFOLIO ILLUSTRATION

APRIL 30, 2013 (UNAUDITED)

The following chart gives a visual breakdown of the Fund by the investment grade as a percentage of the portfolio of investments.

* Investment Grade are those considered by Moody to be Baa3 or higher or by Standard and Poor to be BBB- or higher.

	Croft Value Fund
	Schedule of Investments
	April 30, 2013

Shares/Principal		Fair Value

COMMON STOCKS - 96.92%

Agricultural - 2.73%
22,690	Monsanto Co.	$ 2,423,746
60,293	The Mosaic Co.	3,713,446
43,487	Potash Corp. of Saskatchewan, Inc.	1,830,803
		7,967,995
Autos & Automotive Products - 2.16%
158,612	Dana Holding Corp.	2,736,057
147,185	Ford Motor Co.	2,017,906
34,631	Harman International Industries, Inc.	1,548,352
		6,302,315
Banks, S&L's and Brokers - 1.24%
77,266	Citigroup, Inc.	3,605,232

Building & Construction - 2.93%
40,142	Foster Wheeler Ltd. *	846,996
53,429	Jacobs Engineering Group, Inc. *	2,697,096
39,777	Lennar Corp. Class A	1,639,608
122,310	Quanta Services, Inc. *	3,361,079
		8,544,779
Business Services - 0.77%
51,123	Akamai Technologies, Inc. *	2,244,811

Capital Equipment - 7.42%
53,506	Caterpillar, Inc.	4,530,353
50,100	Deere & Co.	4,473,930
28,420	Flowserve Corp.	4,493,770
51,680	United Technologies Corp.	4,717,867
123,009	Xylem, Inc.	3,413,500
		21,629,420
Chemicals - 2.42%
76,409	E.I. du Pont de Nemours & Co.	4,165,055
47,547	LyondellBasell Industries NV - Class A	2,886,103
		7,051,158
Consumer Cyclicals - 0.70%
17,882	Whirlpool Corp.	2,043,555

Consumer Non-Durables - 5.58%
84,486	Philip Morris International, Inc.	8,076,017
106,829	Procter & Gamble Co.	8,201,262
		16,277,279
Consumer Services - 0.47%
31,446	The ADT Corp.	1,372,303

Containers & Paper - 3.12%
112,117	International Paper Co.	5,267,257
173,020	Sealed Air Corp.	3,827,202
		9,094,459
Crude Petroleum & Natural Gas - 0.62%
33,096	Devon Energy Corp.	1,822,266

Financial Services - 3.25%
149,286	Invesco Ltd.	4,738,338
69,716	PNC Financial Services Group	4,732,322
		9,470,660
Food & Drug Producers - 0.61%
56,341	Mondelez International, Inc.	1,771,924

Forest Products - 3.49%
60,238	Plum Creek Timber Co., Inc.	3,104,667
232,223	Weyerhaeuser Co.	7,085,124
		10,189,791
Healthcare - 3.77%
26,598	Edwards Lifesciences Corp. *	1,696,686
69,746	Express Scripts Holding Co. *	4,140,820
38,332	Stryker Corp.	2,513,813
43,887	Unitedhealth Group, Inc.	2,630,148
		10,981,467
Industrial Goods - 2.47%
186,131	ABB Ltd. ADR	4,200,977
20,689	Valmont Industries, Inc.	3,015,008
		7,215,985
Insurance Agents & Brokers - 1.71%
131,458	Marsh & McLennan Companies, Inc.	4,996,719

International Oil & Gas - 0.46%
19,710	Royal Dutch Shell Plc. ADR Class A	1,339,689

Life Insurance - 4.09%
150,155	MetLife, Inc.	5,854,543
100,651	Prudential Financial, Inc.	6,081,333
		11,935,876
Media & Entertainment - 1.64%
32,038	McGraw-Hill Companies, Inc. *	1,733,576
98,834	News Corp. Class A	3,060,889
		4,794,465
Metals & Mining - 1.85%
123,136	Freeport McMoran Copper & Gold, Inc.	3,747,028
223,657	Pretium Resources, Inc. *	1,649,892
		5,396,920
Multi-Industry - 5.41%
295,472	General Electric Co.	6,586,071
94,477	Honeywell International, Inc.	6,947,839
70,198	Tyco International, Inc.	2,254,760
		15,788,670
Natural Gas - 6.72%
31,352	National Fuel Gas Co.	1,966,397
20,991	PDC Energy, Inc. *	908,910
110,813	QEP Resources, Inc.	3,181,441
119,595	Southwestern Energy Co. *	4,475,245
119,291	Ultra Petroleum Corp. *	2,552,827
170,575	Williams Companies, Inc.	6,504,025
		19,588,845
Oil - 1.20%
67,564	Cobalt International Energy, Inc. *	1,887,738
42,296	Crescent Point Energy Corp.	1,615,916
		3,503,654
Pharmaceuticals - 8.06%
85,090	Johnson & Johnson	7,252,221
141,310	Merck & Co., Inc.	6,641,570
92,191	Mylan, Inc. *	2,683,680
238,020	Pfizer, Inc.	6,919,241
		23,496,712
Precious Metals - 1.79%
115,076	Allied Nevada Gold Corp. *	1,231,313
116,542	First Majestic Silver Corp. *	1,438,128
207,310	Yamana Gold, Inc.	2,549,913
		5,219,354
Property & Casualty Insurance - 5.74%
149,418	Allstate Corp.	7,360,331
105,287	Ace Ltd.	9,385,283
		16,745,614
Retail Stores - 1.33%
101,063	Lowes Companies, Inc.	3,882,840

Specialty Chemicals - 3.70%
13,084	3M Co.	1,370,026
155,170	FMC Corp.	9,418,819
		10,788,845
Technology - 4.12%
44,687	Altera Corp.	1,430,431
3,652	Apple Inc.	1,617,033
92,766	EMC Corp. *	2,080,741
64,382	Nuance Communications, Inc. *	1,225,833
49,861	Power Integrations, Inc.	2,064,744
125,368	Trimble Navigation Ltd. *	3,603,076
		12,021,858
Telecommunications - 3.20%
95,588	Centurylink, Inc.	3,591,241
58,291	SBA Communications, Inc. Class A *	4,604,406
18,536	Qualcomm Inc.	1,141,818
		9,337,465
Transportation - 1.48%
55,695	Norfolk Southern Corp.	4,311,907

Utilities - 0.67%
23,886	NextEra Energy, Inc.	1,959,369

TOTAL FOR COMMON STOCKS (Cost $207,372,637) - 96.92%		$ 282,694,201

SHORT TERM INVESTMENTS - 3.09%
9,002,289	Invesco Short Term Investment Treasury Fund 0.02% **	9,002,289

TOTAL FOR SHORT TERM INVESTMENTS (Cost $9,002,289) - 3.09%		$ 9,002,289

TOTAL INVESTMENTS (Cost $216,374,926) - 100.01%		$ 291,696,490

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.01)%		(42,112)

NET ASSETS - 100.00%		$ 291,654,378

ADR - American Depositary Receipt
* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at April 30, 2013.
The accompanying notes are an integral part of these financial statements.

	Croft Income Fund
	Schedule of Investments
	April 30, 2013

Shares/Principal		Fair Value

CORPORATE BONDS (a) - 61.18%

Aircraft & Parts - 1.20%
180,000	Triumph Group, Inc., 8.625%, 7/15/18	199,800

Building Materials & Housing - 1.91%
115,000	Plum Creek Timber Co., 5.875%, 11/15/15	127,457
180,000	Lennar Corp., 4.75%, 12/15/17	190,575
		318,032
Business Equipment - 2.77%
45,000	Hewlett-Packard Co., 6.125%, 3/1/14	46,922
100,000	IBM Corp., 5.70%, 9/14/17	119,744
160,000	Pitney Bowes, Inc., 4.75%, 5/15/18	170,233
105,000	United Technologies Corp., 5.375%, 12/15/17	124,588
		461,487
Business Services - 1.98%
150,000	Simon Property Group, 6.75%, 5/15/14	157,102
145,000	United Parcel Services, 5.5%, 1/15/18	173,569
		330,671
Cable TV & Cellular Telephone - 0.61%
100,000	Comcast Cable Holdings Senior Debentures, 7.875%, 8/1/13	101,823

Capital Goods - 0.94%
150,000	Caterpillar, Inc., 7.00%, 12/15/13	156,176

Chemicals - 1.11%
150,000	Dupont EI De Nemours, 6.00% 7/15/18	185,096

Electric & Gas Utilities - 3.15%
150,000	AES Corp., 7.75%, 3/1/14	158,430
160,000	Duke Energy Corp., 6.30%, 2/1/14	166,718
185,000	Exelon Corp., 4.90%, 6/15/15	199,824
		524,972
Electronic Instruments and Controls - 0.29%
40,000	Arrow Electronics, Inc. Senior Debentures, 6.875%, 6/1/18	47,502

Energy and Energy Services - 8.48%
120,000	Anadarko Petroleum Corp., 7.625%, 3/15/14	127,024
100,000	Baker Hughes, Inc., 7.50%, 11/15/18	131,322
100,000	BP Capital Markets Plc, 3.125%, 10/1/15	105,785
8,000	Conocophillips Corp., 4.75%, 2/1/14	8,262
100,000	Conocophillips Corp., 5.20%, 5/15/18	118,577
150,000	Consol Energy, Inc., 8.00%, 4/1/17	162,375
160,000	Occidental Petroleum Corp., 1.75%, 2/15/17	165,059
140,000	Range Resources Corp., 7.25%, 5/1/18	145,075
100,000	Shell International Finance BV, 4.00%, 3/21/14	103,235
185,000	Sunoco, Inc., 4.875%, 10/15/14	194,164
140,000	Whiting Petroleum Corp., 6.50%, 10/1/18	150,850
		1,411,728
Financial Services - 11.28%
145,000	Allstate Corp., 6.20%, 5/16/14	153,435
130,000	American Express Credit Co., 5.125%, 8/25/14	137,809
160,000	Berkshire Hathaway Financial Corp., 4.625%, 10/15/13	163,024
75,000	Berkshire Hathaway Financial Corp., 1.6%, 5/15/17	76,721
165,000	CB Richard Ellis Service, Inc., 6.625%, 10/15/20	180,675
165,000	Deere Capital Corp., 2.0%, 1/13/17	171,408
200,000	Ford Motor Credit Co., LLC, 2.75%, 5/15/15	204,943
150,000	JP Morgan Chase & Co., 4.65%, 6/1/14	156,614
60,000	JP Morgan Chase & Co., 5.875%, 6/13/16	68,247
120,000	Marsh & McLennan Co., 5.75%, 9/15/15	133,145
137,000	Merrill Lynch & Co., 6.875%, 4/25/18	166,550
100,000	PNC Funding Corp., 3.625%, 2/8/15	105,152
160,000	Prudential Financial, Inc., 4.5%, 7/15/13	161,314
		1,879,037
Food & Drug Producers - 3.45%
150,000	Anheuser-Busch InBev SA/NV, 4.125%, 1/15/15	158,847
100,000	Archer-Daniels Midland Co., 5.45%, 3/15/18	119,362
70,000	Bunge, Ltd., 5.35%, 4/15/14	72,976
100,000	Glaxosmithkline PLC., 4.375%, 4/15/14	103,803
110,000	Pfizer, Inc., 5.35%, 3/15/15	119,660
		574,648
Gas & Gas Transmission - 1.19%
100,000	KN Energy, Inc. Senior Debentures, 7.25%, 3/1/28	97,375
100,000	Panhandle Eastern Pipeline., 6.05%, 8/15/13	101,398
		198,773
Industrial Goods - 2.80%
75,000	Cummins Engine Company, Inc. Debentures, 6.75%, 2/15/27	95,534
206,000	General Electric Co., 5.25%, 12/6/17	242,878
115,000	Johnson Controls, Inc., 7.70%, 3/1/15	127,891
		466,303
Media & Entertainment - 4.21%
186,000	Liberty Interactive, Corp., 8.25%, 2/1/30	208,320
150,000	Liberty Interactive, Corp., 5.70%, 5/15/13	150,191
165,000	News America Holdings, Inc., 7.75%, 2/1/24	212,152
110,000	Washington Post Co., 7.25%, 2/1/19	130,798
		701,461
Metal & Mining - 3.12%
90,000	ArcelorMittal, 3.75%, 8/5/15	94,034
165,000	BHP Finance USA, 5.50%, 4/1/14	172,706
100,000	Nucor Corp., 5.75%, 12/1/17	119,183
125,000	U.S. Steel Corp., 7.00%, 2/1/18	134,063
		519,986
Miscellaneous Consumer Goods & Services - 0.64%
100,000	Pactiv LLC Debentures, 8.125%, 6/15/17	107,000

Motor Vehicle Parts & Accessories - 2.21%
180,000	Dana Holdings Corp., 6.50%, 2/15/19	194,625
160,000	Lear Corp., 7.875%, 3/15/18	173,000
		367,625
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 1.59%
150,000	Albemarle Corp., 5.10%, 2/1/15	159,767
100,000	Potash Corp. of Saskatchewan, Inc., 5.25%, 5/15/14	104,542
		264,309
Retail Stores - 3.23%
70,000	Auto Zone, Inc., 6.95%, 6/15/16	81,787
160,000	Costco Wholesale Corp., 1.125%, 12/15/17	161,059
180,000	Hanesbrands, Inc., 6.375%, 12/15/2020	199,125
90,000	Staples, Inc., 9.75%, 1/15/14	95,635
		537,606
Semi-Conductors & Related Devices - 0.63%
100,000	Texas Instruments, Inc., 2.375%, 5/16/16	104,813

Telephones & Communications - 1.91%
150,000	Anixter, Inc., 5.95%, 3/1/15	160,125
150,000	CenturyLink, Inc., 5.00%, 2/15/15	158,625
		318,750
Technology - 2.48%
145,000	Cisco Systems, Inc., 5.50%, 2/22/16	164,725
225,000	Seagate HDD Cayman, 7.75%, 12/15/18	248,063
		412,788

TOTAL FOR CORPORATE BONDS (Cost $9,480,281) - 61.18%		$ 10,190,386

CONVERTIBLE BONDS (a) - 0.90%
150,000	General Cable Corp., 0.875%, 11/15/13	$ 149,719

TOTAL FOR CONVERTIBLE BONDS (Cost $147,329) - 0.90%		$ 149,719

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 12.15%
1,000,000	U.S. Treasury Notes, 3.625%, 5/15/13	1,001,328
1,000,000	U.S. Treasury Notes, 2.25%, 5/31/14	1,022,656

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $2,021,991) - 12.15%		$ 2,023,984

SHORT TERM INVESTMENTS - 24.99%
4,162,587	Invesco Short Term Investment Treasury Fund 0.02% *	4,162,587

TOTAL FOR SHORT TERM INVESTMENTS (Cost $4,162,587) - 24.99%		$ 4,162,587

TOTAL INVESTMENTS (Cost $15,812,188) - 99.22%		$ 16,526,676

OTHER ASSETS LESS LIABILITIES - 0.78%		130,185

NET ASSETS - 100.00%		$ 16,656,861

(a) Categorized as Level 2 of the fair value hierarchy. Refer to Notes 2 and 3 of the accompanying notes to the financial statements for additional information.

* Variable rate security; the coupon rate shown represents the yield at April 30, 2013.
The accompanying notes are an integral part of these financial statements.

Croft Funds Corporation
Statements of Assets and Liabilities
April 30, 2013

Assets:	Value Fund	Income Fund
Investments in Securities, at Fair Value
(Cost $216,374,926 and $15,812,188, respectively)	$ 291,696,490	$ 16,526,676
Cash	21,902	50
Receivable for Fund Shares Sold	96,742	-
Dividends and Interest Receivable	420,018	163,955
Prepaid Expenses	13,493	2,871
Total Assets	292,248,645	16,693,552
Liabilities:
Payables:
Accrued Management Fees	243,868	120
Distribution Fees Payable to the Advisor	63,707	3,742
Fund Shares Redeemed	262,361	8,360
Distributions Payable	-	5,119
Other Accrued Expenses	24,331	19,350
Total Liabilities	594,267	36,691
Net Assets	$ 291,654,378	$ 16,656,861

Net Assets Consist of:
Paid In Capital	$ 215,704,903	$ 16,180,783
Accumulated Undistributed Net Investment Income	935,782	24,585
Accumulated Realized Loss on Investments	(307,871)	(262,995)
Unrealized Appreciation in Value of Investments	75,321,564	714,488
Net Assets (30,000,000 shares authorized, $0.001 par value for the Croft Funds Corporation, which includes the Value Fund and the Income Fund), for 10,907,107 and 1,665,058 Shares Outstanding.

	$ 291,654,378	$ 16,656,861

Class C Shares:
Net Assets		$ 16,656,861
Shares outstanding		1,665,058
Net asset value, offering price, and redemption price per share		$ 10.00

Short-term Redemption Price Per Share ($10.00 x 0.98) *		$ 9.80

Class I Shares:
Net Assets	$ 9,900,236
Shares outstanding	367,631
Net asset value, offering price, and redemption price per share	$ 26.93

Short-term Redemption Price Per Share ($26.93 x 0.98) *	$ 26.39

Class R Shares:
Net Assets	$ 281,754,142
Shares outstanding	10,539,476
Net asset value, offering price, and redemption price per share	$ 26.73

Short-term Redemption Price Per Share ($26.73 x 0.98) *	$ 26.20

* The Funds will deduct a 2% redemption fee from redemption proceeds if you purchase shares and then redeem those shares within 30 days.

The accompanying notes are an integral part of these financial statements.

Croft Funds Corporation
Statements of Operations
For the year ended April 30, 2013

	Value Fund	Income Fund
Investment Income:
Dividends (net of foreign withholding taxes of $80,636 and $0, respectively)	$ 6,195,273	$ 23,483
Interest	1,581	552,981
Total Investment Income	6,196,854	576,464

Expenses:
Advisory Fees	2,885,918	126,142
Distribution Fees (Value Fund - Class R)	750,474	39,918
Transfer Agent and Fund Accounting Fees	81,468	33,173
Custody Fees	63,052	5,388
Registration Fees	47,419	10,570
Audit Fees	17,417	14,500
Insurance Fees	32,152	3,303
Legal Fees	22,323	1,129
Miscellaneous Fees	13,839	878
Printing and Mailing Fees	40,412	869
Director Fees	7,458	7,506
Total Expenses	3,961,932	243,376
Fees Waived by the Advisor	-	(67,736)
Net Expenses	3,961,932	175,640

Net Investment Income	2,234,922	400,824

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	967,501	356,768
Realized Capital Gains from Registered Investment Companies	-	4,601
Net Change in Unrealized Appreciation on Investments	30,431,832	(355,300)
Net Realized and Unrealized Gain on Investments	31,399,333	6,069

Net Increase in Net Assets Resulting from Operations	$ 33,634,255	$ 406,893

The accompanying notes are an integral part of these financial statements.

Croft Value Fund
Statements of Changes in Net Assets

	For the Years Ended
	4/30/2013	4/30/2012
Increase/(Decrease) in Net Assets From Operations:
Net Investment Income	$ 2,234,922	$ 1,469,970
Net Realized Gain on Investments	967,501	3,144,438
Net Change in Unrealized Appreciation on Investments	30,431,832	(36,113,506)
Net Increase/(Decrease) in Net Assets Resulting from Operations	33,634,255	(31,499,098)

Distributions to Shareholders from:
Net Investment Income:
Class I	(49,748)	-
Class R	(2,210,332)	(1,680,128)
Net Change in Net Assets from Distributions	(2,260,080)	(1,680,128)

Capital Share Transactions:
Proceeds from Sale of Shares
Class I	2,017,334	-
Class R	50,134,593	74,205,234
Proceeds from Shares Issued/(Redeemed) from Transfers In-Kind
Class I	7,158,876	-
Class R	(7,158,876)	-
Proceeds from Reinvestment of Dividends
Class I	49,748	-
Class R	2,195,704	1,670,974
Cost of Shares Redeemed
Class I	(568,077)
Class R	(132,519,749)	(142,541,092)
Net Decrease from Shareholder Activity	(78,690,447)	(66,664,884)

Net Assets:
Net Decrease in Net Assets	(47,316,272)	(99,844,110)
Beginning of Period	338,970,650	438,814,760
End of Period (Including Accumulated Undistributed Net
Investment Income of $935,782 and $853,279, respectively)	$ 291,654,378	$ 338,970,650

Share Transactions:
Shares Sold
Class I	81,582	-
Class R	2,035,118	3,251,755
Shares Issued/(Redeemed) from Transfers In-Kind
Class I	306,510	-
Class R	(306,510)	-
Shares Issued on Reinvestment of Dividends
Class I	2,027	-
Class R	89,804	77,110
Shares Redeemed
Class I	(22,488)	-
Class R	(5,344,139)	(6,393,678)
Net Decrease in Shares	(3,158,096)	(3,064,813)
Outstanding at Beginning of Period	14,065,203	17,130,016
Outstanding at End of Period	10,907,107	14,065,203

The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Statements of Changes in Net Assets

	For the Years Ended
	4/30/2013	4/30/2012
Increase in Net Assets From Operations:
Net Investment Income	$ 400,824	$ 461,664
Realized Gain on Investments	356,768	80,512
Realized Capital Gains from Registered Investment Companies	4,601	-
Net Change in Unrealized Appreciation on Investments	(355,300)	(66,537)
Net Increase in Net Assets Resulting from Operations	406,893	475,639

Distributions to Shareholders:
Net Investment Income	(403,285)	(462,043)
Net Change in Net Assets from Distributions	(403,285)	(462,043)

Capital Share Transactions:
Proceeds from Sale of Shares	5,876,504	1,850,108
Shares Issued on Reinvestment of Dividends	375,173	420,087
Cost of Shares Redeemed	(4,618,130)	(1,315,924)
Net Increase from Shareholder Activity	1,633,547	954,271

Net Assets:
Net Increase in Net Assets	1,637,155	967,867
Beginning of Period	15,019,706	14,051,839
End of Period (Including Accumulated Undistributed Net
Investment Income of $24,585 and $26,952, respectively)	$ 16,656,861	$ 15,019,706

Share Transactions:
Shares Sold	585,350	184,382
Shares Issued on Reinvestment of Dividends	37,467	42,070
Shares Redeemed	(459,446)	(131,144)
Net Increase in Shares	163,371	95,308
Outstanding at Beginning of Period	1,501,687	1,406,379
Outstanding at End of Period	1,665,058	1,501,687

The accompanying notes are an integral part of these financial statements.

Croft Value Fund - Class R
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	4/30/2013		4/30/2012		4/30/2011		4/30/2010		4/30/2009

Net Asset Value, at Beginning of Period	$ 24.10		$ 25.62		$ 21.87		$ 15.35		$ 25.17

Income (Loss) From Investment Operations:
Net Investment Income *	0.18		0.09		0.64		-	**	0.06
Net Gain (Loss) on Securities (Realized and Unrealized)	2.65		(1.49)		3.69		6.54		(9.72)
Total from Investment Operations	2.83		(1.40)		4.33		6.54		(9.66)

Distributions:
Net Investment Income	(0.20)		(0.12)		(0.58)		(0.02)		(0.06)
Realized Gains	-		-		-		-		(0.10)
Total from Distributions	(0.20)		(0.12)		(0.58)		(0.02)		(0.16)

Proceeds from Redemption Fees	-	**	-	**	-	**	-	**	-	**

Net Asset Value, at End of Period	$ 26.73		$ 24.10		$ 25.62		$ 21.87		$ 15.35

Total Return ***	11.82%		(5.42)%		20.04%		42.63%		(38.35)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 281,754		$ 338,971		$ 438,815		$ 313,287		$ 69,417
Before Waivers
Ratio of Expenses to Average Net Assets	1.30%		1.28%		1.28%		1.32%		1.46%
Ratio of Net Investment Income to Average Net Assets	0.72%		0.42%		2.88%		0.02%		0.33%
After Waivers
Ratio of Expenses to Average Net Assets	1.30%		1.28%		1.28%		1.32%		1.46%
Ratio of Net Investment Income to Average Net Assets	0.72%		0.42%		2.88%		0.02%		0.33%
Portfolio Turnover	12.82%		17.17%		19.97%		10.72%		15.49%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Croft Value Fund - Class I
Financial Highlights
Selected data for a share outstanding throughout the period.

	Period
	Ended
	4/30/2013 †

Net Asset Value, at Beginning of Period	$ 23.35

Income From Investment Operations:
Net Investment Income *	0.19
Net Gain on Securities (Realized and Unrealized)	3.52
Total from Investment Operations	3.71

Distributions:
Net Investment Income	(0.13)
Realized Gains	-
Total from Distributions	(0.13)

Net Asset Value, at End of Period	$ 26.93

Total Return **	15.96%	****

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 9,900
Before Waivers
Ratio of Expenses to Average Net Assets ***	1.04%
Ratio of Net Investment Income to Average Net Assets ***	0.99%
After Waivers
Ratio of Expenses to Average Net Assets ***	1.04%
Ratio of Net Investment Income to Average Net Assets ***	0.99%
Portfolio Turnover	12.82%	****

† For the period August 1, 2012 (commencement of investment operations) through April 30, 2013.
* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

***Annualized for period less than one year.
**** Not Annualized
The accompanying notes are an integral part of these financial statements.

Croft Income Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

	Years Ended
	4/30/2013		4/30/2012	4/30/2011	4/30/2010		4/30/2009

Net Asset Value, at Beginning of Period	$ 10.00		$ 9.99	$ 9.87	$ 8.98		$ 9.73

Income (Loss) From Investment Operations:
Net Investment Income *	0.25		0.31	0.38	0.39		0.41
Net Gain (Loss) on Securities (Realized and Unrealized)	0.00	**	0.01	0.12	0.89		(0.76)
Total from Investment Operations	0.25		0.32	0.50	1.28		(0.35)

Distributions:
Net Investment Income	(0.25)		(0.31)	(0.38)	(0.39)		(0.40)
Realized Gains	-		-	-	-		-
Total from Distributions	(0.25)		(0.31)	(0.38)	(0.39)		(0.40)

Proceeds from Redemption Fees	-	**	-	-	-	**	-

Net Asset Value, at End of Period	$ 10.00		$ 10.00	$ 9.99	$ 9.87		$ 8.98

Total Return ***	2.56%		3.29%	5.16%	14.39%		(3.58)%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 16,657		$ 15,020	$ 14,052	$ 15,005		$ 10,595
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.52%		1.56%	1.74%	1.94%		2.04%
Ratio of Net Investment Income to Average Net Assets	2.09%		2.67%	3.12%	3.24%		3.50%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets	1.10%		1.10%	1.10%	1.10%		1.10%
Ratio of Net Investment Income to Average Net Assets	2.51%		3.13%	3.76%	4.09%		4.43%
Portfolio Turnover	26.38%		26.02%	16.21%	12.73%		16.70%

* Per share net investment income has been determined on the basis of average shares outstanding during the period.
** Amount less than $0.005 per share.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

CROFT FUNDS CORPORATION

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2013

Note 1. Organization

The Croft Value Fund (the “Value Fund”) and the Croft Income Fund (the “Income Fund” and together with the Value Fund, the “Funds”) were organized as managed portfolios of the Croft Funds Corporation (the “Corporation”) under the laws of the State of Maryland pursuant to Articles of Incorporation dated July 20, 1994, and are registered under the Investment Company Act of 1940, as amended (“the Act”), as diversified, open-end investment companies. The Funds commenced operations on May 4, 1995.  The Board of Directors has authorized two classes of shares for the Value Fund: Class R shares and Class I shares and each class is subject to different expenses. The Value Fund’s investment objective is growth of capital.  It invests primarily in common stocks of companies believed by Croft-Leominster, Inc. (the “Advisor”) to be undervalued and have good prospects for capital appreciation.  The Income Fund’s investment objective is to achieve a high level of current income with moderate risk to principal. The Advisor seeks to achieve this by investing primarily in a diversified portfolio of U.S. traded investment grade fixed-income securities.

Note 2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

Security Valuations: All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes: Each Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Funds intend to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required. Federal income tax loss carryforwards generated in prior years will be used to offset a portion of current year’s net realized gains.

The Funds recognize the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of and during the year ended April 30, 2013, management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2009-2011), or expected to be taken in the Funds’ 2012 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of and during the year ended April 30, 2013, the Funds did not incur any interest or penalties.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.  As of April 30, 2013, paid in capital was reduced by $4,218, accumulated undistributed net investment income was increased by $107,661 and accumulated undistributed net realized gains were reduced by $103,443 for the Value Fund.  As of April 30, 2013, paid in capital was increased by $5,428, accumulated undistributed net investment income was increased by $94 and accumulated undistributed net realized gains were reduced by $5,522 for the Income Fund.

Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Other: The Funds record security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.  Expenses incurred by the Corporation that do not relate to a specific Fund or class of the Corporation is allocated in accordance to the Corporation’s expense policy.  Class specific expenses are borne by each class.  Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes based on the basis of relative net assets.

Note 3. Security Valuations – As described in Note 2, all investments in securities are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3 within the fair value hierarchy.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:  A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs and closed end mutual funds) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as Level 1 within the fair value hierarchy. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as Level 2 within the fair value hierarchy. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at fair value as determined by the Advisor in good faith, in accordance with guidelines adopted by and subject to review of the Board of Directors and are categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Money market mutual funds, are generally priced at the ending NAV provided by the service agent of the money market funds. These securities will be classified as Level 1 within the fair value hierarchy.

Fixed income securities - Fixed income securities such as corporate bonds, municipal bonds, convertible bonds and U.S. government agencies and obligations when valued using market quotations in an active market, will be categorized as Level 1 within the fair value hierarchy.  However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  These securities will generally be categorized as Level 2 within the fair value hierarchy.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Directors.  These securities will be categorized in Level 2 or Level 3 within the fair value hierarchy, when appropriate.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using amortized cost which approximates fair value and would be categorized in Level 2 within the fair value hierarchy.

The following table summarizes the inputs used to value the Value Fund’s assets measured at fair value as of April 30, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$282,694,201	$ 0	$ 0	$282,694,201
Short-Term Investments	9,002,289	0	0	9,002,289
Total	$291,696,490	$ 0	$ 0	$291,696,490

The following table summarizes the inputs used to value the Income Fund’s investments measured at fair value as of April 30, 2013:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$ 0	$10,190,386	$ 0	$10,190,386
Convertible Bonds	0	149,719	0	149,719
U.S. Government Agencies & Obligations	2,023,984	0	0	2,023,984
Short-Term Investments	4,162,587	0	0	4,162,587
Total	$6,186,571	$10,340,105	$ 0	$16,526,676

Neither Fund held any Level 3 assets (those valued using significant unobservable inputs) at any time during the year ended April 30, 2013. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Funds did not hold any derivative instruments at any time during the year ended April 30, 2013. For more detail on the industry classification of investments, please refer to each Fund’s Schedule of Investments. The Value Fund and Income Fund had no transfers between Level 1 and Level 2 during the year ended April 30, 2013.  The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 4. Investment Advisory Fee and Other Transactions with Affiliates

The Funds retain the Advisor as their investment advisor.  Under the terms of the management agreement, subject to such policies as the Board of Directors of the Corporation may determine, the Advisor, at its expense, will continuously furnish an investment program for the Funds, will make investment decisions on behalf of the Funds, and place all orders for the purchase and sale of portfolio securities subject to applicable investment objectives, policies and restrictions. Pursuant to the management agreement and subject to the general oversight of the Board of Directors, the Advisor also manages, supervises and conducts the other affairs and business of the Funds, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all fees and expenses of the officers of the Funds.  For the Advisor’s services, the Funds pay a fee, computed daily and payable monthly at the annual rate of 0.94% of the Value Fund’s average daily net assets and at the annual rate of 0.79% of the Income Fund’s average daily net assets.

For the year ended April 30, 2013, the Advisor earned fees from the Value Fund of $2,885,918. For the period of May 1, 2012 through August 30, 2013, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Value Fund’s - Class R shares to limit the overall expense ratio to 1.47% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Value Fund’s – Class R shares average net assets.  For the period of August 1, 2012 (commencement of operations) through August 30, 2013, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Value Fund’s – Class I shares to limit the overall expense ratio to 1.22% (excluding brokerage commissions, underlying fund fees and expenses, or extraordinary expenses) of the Value Fund’s – Class I average net assets.  The Advisor was not required to waive or reimburse expenses for the Value Fund for the year ended April 30, 2013.

For the year ended April 30, 2013, the Advisor earned fees from the Income Fund of $126,142 before the waiver/reimbursement described below.  For the period of May 1, 2012 through August 30, 2013, the Advisor has contractually agreed to waive management fees and/or reimburse expenses to the Income Fund to limit the overall expense ratio to 1.10% (excluding brokerage, commissions, underlying fund fees and expenses and extraordinary expenses) of the Income Fund’s average net assets.  The Advisor waived management fees in the amount of $67,736 for the year ended April 30, 2013.

Pursuant to a plan of distribution, the Value Fund – Class R and the Income Fund may pay a distribution fee of up to 0.25% of the average daily net assets to broker-dealers for distribution assistance and to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors as compensation for services rendered or expenses incurred in connection with distribution assistance.  For the year ended April 30, 2013, the Value Fund – Class R and the Income Fund incurred distribution fees of $750,474 and $39,918, respectively.

Directors and certain officers of the Corporation are also officers and owners of the Advisor. Each “non-interested” Director is entitled to receive an annual fee of $5,000 plus expenses for services related to the Corporation. The expense is allocated equally between the Funds.

Note 5. Capital Share Transactions

At April 30, 2013, there were 30,000,000, $0.001 par value shares of capital stock authorized for the Croft Funds Corporation (which includes the Value Fund and the Income Fund), and paid in capital amounted to $215,704,903 for the Value Fund and $16,180,783 for the Income Fund.

The Funds’ will deduct a 2% redemption fee from redemption proceeds if shares are purchased and then redeemed within 30 days.  For the year ended April 30, 2013, the Value Fund – Class R and the Income Fund collected $5,709 and $60 in redemption fees, respectively.  For the year ended April 30, 2013, the Value Fund – Class I did not collect any redemption fees.

Note 6. Investments

Value Fund

For the year ended April 30, 2013, the cost of purchases and the proceeds from sales, other than U.S. Government Securities and short-term securities, aggregated $38,503,465 and $116,258,705, respectively. For the year ended April 30, 2013, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $0 and $0, respectively. For federal income tax purposes, as of April 30, 2013, the gross unrealized appreciation for all securities totaled $84,897,032 and the gross unrealized depreciation for all securities totaled $9,702,872, for a net unrealized appreciation of $75,194,160.  The aggregate cost of securities for federal income tax purposes at April 30, 2013, was $216,502,330.

Income Fund

For the year ended April 30, 2013, the cost of purchases and the proceeds from the sales, other than U.S. Government securities and short-term securities, aggregated $3,444,053 and $3,751,591, respectively.  For the year ended April 30, 2013, the cost of purchases and the proceeds from sales of U.S. Government securities aggregated $0 and $0, respectively.  For federal income tax purposes, as of April 30, 2013, the gross unrealized appreciation for all securities totaled $726,996 and the gross unrealized depreciation for all securities totaled $10,241, for a net unrealized appreciation of $716,755.  The aggregate cost of securities for federal income tax purposes at April 30, 2013, was $15,809,921.

Note 7. Distributions to Shareholders

Value Fund

The Value Fund makes distributions annually. During the year ended April 30, 2013, distributions of $0.13 per share, or $49,748 in the aggregate, were declared and paid from net investment income for Class I. During the year ended April 30, 2013, distributions of $0.20 per share, or $2,210,332 in the aggregate, were declared and paid from net investment income for Class R.

The tax character of distributions paid during the fiscal years ended April 30, 2013 and 2012 was as follows:

	Fiscal year ended	Fiscal year ended
Distributions paid from:	4/30/2013	4/30/2012
Ordinary Income	$2,260,080	$1,680,128
	$2,260,080	$1,680,128

As of the fiscal year ended April 30, 2013, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income                     $      935,782

Capital Loss Carryforward                                  (180,467)

Unrealized Appreciation/(Depreciation)            75,194,160

                                                                      $75,949,475

The difference between book and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses from wash sales.

Income Fund

The Income Fund makes quarterly income distributions. During the year ended April 30, 2013, distributions of $0.25 per share, or $403,285 in the aggregate, were declared and paid from net investment income.

The tax character of distributions paid during the fiscal years ended April 30, 2013 and 2012 was as follows:

	Fiscal year ended	Fiscal year ended
Distributions paid from:	4/30/2013	4/30/2012
Ordinary Income	$403,285	$462,043
	$403,285	$462,043

As of the fiscal year ended April 30, 2013, the components of distributable earnings/(accumulated losses) on a tax basis are as follows:

Undistributed Ordinary Income                      $         24,585

Capital Loss Carryforward                                    (262,995)

Unrealized Appreciation/(Depreciation)                   716,755

                                                                     $       478,345

The difference between book and tax-basis unrealized appreciation (depreciation) is attributable to the difference in original cost and fair value of securities at the time of conversion from a partnership to a regulated investment company on May 4, 1995.

Note 8. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2 (a) (9) of the Act. As of April 30, 2013, Mr. Croft (including his family) owned in excess of 51% of the Value Fund – Class I and as such may be deemed to control the Fund. As of April 30, 2013, Charles Schwab, Inc. held in omnibus accounts for the benefit of others approximately 76% of the voting securities of the Value Fund – Class R and may be deemed to control the Value Fund.  As of April 30, 2013, SEI Private Trust Company held in omnibus accounts for the benefit of others approximately 27% of the voting securities of the Income Fund and may be deemed to control the Income Fund.

Note 9. Capital Loss Carryforwards

As of the fiscal year ended April 30, 2013, the Income Fund had available for federal tax purposes an unused capital loss carryforward of $262,995 which expires in 2018.  As of the fiscal year ended April 30, 2013, the Value Fund had available for federal income tax purposes an unused capital loss carryforward of $180,467, which expires in 2018.  Any losses incurred during future taxable years will be required to be utilized prior to the losses incurred in prior years.  To the extent that these carryforwards are used to offset future capital gains, it is possible that the amount which is offset will not be distributed to shareholders.  Capital loss carryforwards utilized in the fiscal year ended April 30, 2013 for the Value Fund and Income Fund amounted to $941,014 and $355,847, respectively.

Note 10. Loan Agreement

The Funds may, from time to time, participate in a program offered by Reflow, LLC (“Reflow”) which provides an alternative source of capital available to the Funds to satisfy some or all of their redemption requests at a 30 basis point daily fee of the outstanding loan balance. The Value Fund’s maximum borrowed was $1,447,647.66, with an average borrowing of $3,966, during the fiscal year ended April 30, 2013.  Reflow shall not purchase more than the lesser of (a) 3% of the outstanding voting shares of the Fund or (b) the number of shares that can be purchased subject to the capital or other limits announced from time to time by Reflow.  Fees associated with the loan agreement amounted to $2,171 for the Value Fund.  The Income Fund had no borrowings during the fiscal year ended April 30, 2013.  As of April 30, 2013, the Value Fund and the Income Fund had no borrowings outstanding.

Note 11. New Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact of this amendment may have, if any, on the Funds’ financial statements.

Note 12. Subsequent Event

At the June 27, 2013 board meeting, the Board of Directors approved a new series of the Corporation, the Croft Value Focus Fund.  It is expected that commencement of operations will occur in late 2013/early 2014.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Croft Funds Corporation

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Croft Funds Corporation, comprising the Croft Value Fund and the Croft Income Fund (the “Funds”), as of April 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Croft Funds Corporation as of April 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

June 28, 2013

Croft Funds Corporation
Expense Illustration
April 30, 2013 (Unaudited)

Expense Example

As a shareholder of the Croft Funds, you incur  two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees, distribution and /or Service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, November 1, 2012 through April 30, 2013.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not such Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Value Fund - Class I
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2012	April 30, 2013	November 1, 2012 to April 30, 2013

Actual	$1,000.00	$1,095.32	$5.40
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.64	$5.21

* Expenses are equal to the Value Fund's annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

		Value Fund - Class R
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2012	April 30, 2013	November 1, 2012 to April 30, 2013

Actual	$1,000.00	$1,090.61	$6.74
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.35	$6.51

* Expenses are equal to the Value Fund's annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

		Income Fund
	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	November 1, 2012	April 30, 2013	November 1, 2012 to April 30, 2013

Actual	$1,000.00	$1,009.26	$5.48
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.34	$5.51

* Expenses are equal to the Income Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

CROFT FUNDS CORPORATION

DIRECTORS AND OFFICERS

APRIL 30, 2013 (UNAUDITED)

Information about Directors who are “interested persons” of the Corporation as defined under the 1940 Act, and each officer of the Corporation, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Age	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer during last five years	Length of Time Served
Kent G. Croft[2] Age: 50	Director, President, CCO, and Secretary of the Corporation. President, Croft-Leominster, Inc. since 1989.	2	None	17 years
L. Gordon Croft[2] Age: 80	Vice President of the Corporation. Vice President, Chief Investment Officer and Director of Croft-Leominster, Inc. since 1989.	N/A	None	17 years
Phillip Vong Age: 38	Assistant Vice President, Treasurer and Chief Financial Officer of the Corporation. Employee of Croft-Leominster, Inc. since 1997.	N/A	None	8 years
George Russell Croft[2] Age: 39	Director and Vice President of the Corporation, Vice President of Croft Leominster, Inc. since 2001.	2	None	5 years as Vice President; 2 year as Director

1 The mailing address of each officer and Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

2 L. Gordon Croft is the father of Kent G. Croft and Russell G. Croft.  They are “interested persons” of the Corporation because they are a director and/or officers of the Corporation.  In addition, they may be deemed to be “interested persons” of the Corporation because they are officers of the Fund’s adviser.

Information about Directors who are not “interested persons” of the Corporation as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address[1] and Age	Principal Occupation(s) During last five years and Position held with Corporation	Number of Portfolios overseen by Director	Other Directorships held by Director or Officer during last five years	Length of Time Served
Benjamin R. Civiletti Age: 76	Director of the Corporation. Past Chairman and Partner, Venable LLP (law firm) (2006-2009); Attorney at Venable (2010 to present).	2	None	Since August 2010
Steven Tamasi Age: 49	Director of the Corporation. Chief Executive Officer of Boston Centerless, Inc. (supplier of precision ground bar materials and grinding services) since 1998.	2	None	Since August 2010
Charles Jay McLaughlin Age: 50	Director of the Corporation. President, Orion Safety Products as of January 1999.	2	None	13 years

1 The mailing address of each Director is: c/o Croft Funds Corporation, Canton House, 300 Water Street, Baltimore, Maryland 21202.

CROFT FUNDS CORPORATION

ADDITIONAL INFORMATION

APRIL 30, 2013 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (800) 746-3322 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Funds’ first and third fiscal quarters end on July 31 and January 31. The Funds’ Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Funds at 1-800-746-3322.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Directors and is available without charge upon request, by calling toll free at 1-800-746-3322.

PRIVACY NOTICE

CROFT FUNDS CORPORATION

                                                                                                                                                 Rev. June 2011

FACTS	WHAT DOES CROFT FUNDS CORPORATION DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Croft Funds Corporation chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Croft Funds Corporation share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-800-551-0990.

PRIVACY NOTICE

CROFT FUNDS CORPORATION

What we do:
How does Croft Funds Corporation protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Croft Funds Corporation collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Croft Funds Corporation has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Croft Funds Corporation does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Croft Funds Corporation does not jointly market.

 1-800-746-3322

This report is provided for the general information of the shareholders of the Croft Value Fund and Croft Income Fund. This report is not intended for distribution to prospective investors in these Funds, unless preceded or accompanied by an effective Prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

For purposes of this paragraph:

(a) The term "waiver" means the approval by the registrant of a material departure from a provision of the code of ethics; and

(b) The term "implicit waiver" means the registrant's failure to take action within a reasonable period of time regarding a material departure from a provision of the code of ethics that has been made known to an executive officer, as defined in Rule 3b-7 under the Exchange Act (17 CFR 240.3b-7), of the registrant.

Item 3. Audit Committee Financial Expert.

 (a) The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert.  This is because the Board has determined that in view of the nature of the publicly traded stock and cash nature of the holdings and unitary fee approach to expenses taken by the Fund, the financial experience and expertise of the Board members is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2013

$ 24,200

FY 2012

$ 24,970

(b)

Audit-Related Fees

Registrant

FY 2013

$ 0

FY 2012

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2013

$ 5,000

FY 2012

$ 5,000

Nature of the fees:

Federal and State Tax Returns.  The 2013 amount is an estimate and has not been billed yet.

(d)

All Other Fees

Registrant

FY 2013

$ 2,000

FY 2012

$ 421

Nature of the fees:

Out of pocket expenses and consents

(e)

(1)

Audit Committee’s Pre-Approval Policies

Independent Board members pre-approve all work done by the outside auditors before the work is performed.  The independent Board members select the independent audit firm at the beginning of the fiscal year and shortly thereafter the proposed work for the fiscal year is presented in writing by the audit firm, approved by the Adviser, and approved by the independent Board members.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2013

$ 5,000

FY 2012

$ 5,000

Part of the 2013 amount is an estimate and has not been billed yet.

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.  All non audit services were pre-approved by the audit committee.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11.  Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Croft Funds Corporation

By /s/Kent Croft, President

*Kent Croft, President

Date July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By Kent Croft, President

*Kent Croft, President

Date July 8, 2013

By Phillip Vong, Treasurer

*Phillip Vong, Treasurer

Date July 8, 2013

* Print the name and title of each signing officer under his or her signature.